Other operating income/(expenses)	12 Months Ended
Dec. 31, 2018
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Other operating income/(expenses)
7.	Other operating income/(expenses)

Million US dollar	2018	2017	2016
Government grants	317	404	432
License income	45	65	65
Net (additions to)/reversals of provisions	(11)	(4)	(50)
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	80	154	37
Net rental and other operating income	249	235	248

Other operating income/(expenses)	680	854	732

The government grants relate primarily to fiscal incentives given by certain Brazilian states and Chinese provinces, based on the company’s operations and developments in those regions.

In 2018, the company expensed 285m US dollar in research, compared to 276m US dollar in 2017 and 244m US dollar in 2016. The spend focused on product innovations, market research, as well as process optimization and product development.